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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 5, 2003

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19119 (Commission File Number)	23-2484489 (I.R.S. Employer Identification No.)
145 Brandywine Parkway West Chester, Pennsylvania 19380 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

        On February 5, 2003, Cephalon, Inc. (the "Registrant"), publicly announced that it has learned of a generic modafinil filing.

        The Registrant hereby incorporates by reference the press release dated February 5, 2003 attached hereto as Exhibit 99.1, and made a part of this Item 5.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (a)
  Financial Statements of Business Acquired: Not applicable

  (b)
  Pro Forma Financial Information: Not applicable

  (c)
  Exhibits

Number	Description
99.1	Press Release—Cephalon, Inc. Learns of Generic Modafinil Filing

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.
Date: February 6, 2003	By:	/s/ JOHN E. OSBORN John E. Osborn Senior Vice President and General Counsel

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release—Cephalon, Inc. Learns of Generic Modafinil Filing

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX